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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 31, 2006


                               CCFNB BANCORP, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)



           PENNSYLVANIA               0-19028               23-2254643
           ------------               -------               ----------
 (State or other jurisdiction of    (Commission          (I.R.S. Employer
          incorporation)            File Number)        Identification No.)


                                 232 EAST STREET
                              BLOOMSBURG, PA 17815
                              --------------------
                    (Address of principal executive offices)


                                  570-784-4400
                                  ------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         In order to ensure compliance with the provisions of newly enacted
Section 409A of the Internal Revenue Code of 1986, the Board of Directors of CCFNB Bancorp, Inc. approved, on March 30, 2006, the following changes to existing deferred compensation programs maintained by the Bank (Exhibits 10.3, 10.4, 10.5, 10.6) :

        o Exhibit 10.3 is amended as follows:

               1. Section 4 is amended to provide for a deferral only once a year and for fees to be earned in the following year. By December 31 of each year, each participating director must indicate the amount of fees to be deferred for the following year, and that choice cannot be changed with respect to that following year.
               2. Section 5(a) is amended to state that a Director may not change the manner or period of payment of deferred fees that are deferred on or after January 1, 2005, once a choice has been made by the Director. A change in Exhibit A may be made, but only by December 31 for fees deferred in the following year. A different Exhibit A may be used for each year, but the choice must be made before the beginning of the year, and cannot be changed.
               3. Section 7 is amended to provide that withholding and reporting to the Internal Revenue Service shall occur as required by Code Section 409A.


        o Exhibits 10.4, 10.5 and 10.6 are amended as follows:

               1. The definition of "Change of Control" is amended to provide that the term shall have the meaning set forth in Section 409A of the Internal Revenue Code of 1986 (the "Code").
               2. The definition of "Disability" is amended to provide that the term shall have the meaning set forth in Section 409A of the Code.
               3. The section titled "Executive's Interest" is amended to eliminate the Executive's right to change settlement options once they have been elected.
               4. Article 6, titled "Assignment", is deleted.





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ITEM 9.0 EXHIBITS


EXHIBIT NUMBER REFERRED TO
ITEM 601 OF REGULATION SK           DESCRIPTION OF EXHIBIT
-------------------------           ----------------------


10.3 Form of Deferred Director Fees Agreement and Eight Conformed Signature Pages (Incorporated By reference to Exhibit 10.3 to Registrant's Current Report on Form 8-K, dated December 14, 2004, filed with the Commission on December 15, 2004).

10.4 Supplemental Executive Retirement Plan and Amendment for Lance O. Diehl, (Incorporated by reference to Exhibit 10.4 to Registrant's Current Report on Form 8-K, dated
                                    December 14, 2004, filed with the Commission on December 15, 2004).

10.5 Supplemental Executive Retirement Plan and Amendment for Edwin A. Wenner, (Incorporated by reference to Exhibit 10.4 to Registrant's Current Report on Form 8-K, dated
                                    December 14, 2004, filed with the Commission on December 15, 2004).

10.6 Supplemental Executive Retirement Plan and Amendment for Jacob S. Trump, (Incorporated by reference to Exhibit 10.4 to Registrant's Current Report on Form 8-K, dated
                                    December 14, 2004, filed with the Commission on December 15, 2004).


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 31, 2006                      CCFNB Bancorp, Inc.


                                          By: /s/ Lance O. Diehl
                                              -----------------------------
                                          Name:  Lance O. Diehl
                                          Title: President and Chief Executive
                                                  Officer


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